Crypto assets	9 Months Ended
Mar. 31, 2026
Exascale Labs Inc. [Member]
Crypto assets

5. Crypto assets

The Company uses crypto assets like USDT and USDC as medium of exchange for collecting and settling business-related payments and for receiving investment proceeds. As of June 30, 2025 and March 31, 2026, the Company held nil and 4,074,415 units of USDT and USDC, respectively.

For the nine months ended March 31, 2026, the movement for digital assets and USDC were as below：

	Digital assets	USDC
Balance at June 30, 2025	$-	$-
Additions(i)	939,397	4,711,169
Disposals - sold for US dollars	(596,852)	(9,900)
Disposals - others(ii)	(342,545)	(626,854)
Balance at March 31, 2026	$-	$4,074,415

(i)	The Company acquired a total of 939,397 USDT at a cost of $939,397, funded by revenues and collections of other receivables. The Company acquired a total of 4,711,169 USDC at a cost of $4,711,169, funded by revenues, interest income, collections of other receivables and investment proceeds from SAFEs.
(ii)	The Company used digital assets and USDC to settle professional service fees and other expenditures.

The Company’s balances related to digital assets are USD-pegged stablecoins. No fair value gain or loss on digital assets was recognized for the three and nine months ended March 31, 2026 considering the low volatility in the fair value of USDT during the three and nine months ended March 31, 2026.

The following table summarizes other operating activities settled in digital assets and USDC:

For the Nine Months ended March 31, 2026
Revenue	$(1,197,326)
Other receivables	(1,452,102)
Cost and expenses	969,399
Interest income	(1,138)
Total operating activities settled in digital assets and USDC	$(1,681,167)

During the three and nine months ended March 31, 2026, the Company received $3.0 million of investment proceeds from SAFEs in USDC. These amounts were disclosed as supplemental non-cash financing information and therefore were not included in net cash provided by financing activities.